SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement.	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☒	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to Rule 14a-12.

CYBERSOURCE CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

CyberSource Corporation

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 12, 2005

To the Stockholders of CyberSource Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of CyberSource Corporation, a Delaware corporation (the “Company”), will be held at the Company’s headquarters, 1295 Charleston Road, Mountain View, California 94043, on Thursday, May 12, 2005, at 10:00 a.m., Pacific Daylight Time, for the following purposes:

1.	To elect five directors of the Company to serve until the 2006 annual meeting of stockholders.

2.	To ratify the appointment of Ernst & Young LLP as the independent auditors for the Company for the year ending December 31, 2005.

3.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement which is attached and made a part hereof.

The Board of Directors has fixed the close of business on March 22, 2005 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

Whether or not you plan to attend the Annual Meeting, please submit your proxy as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions. Stockholders of record may vote their shares (1) by signing, dating and promptly returning the enclosed proxy card in the accompanying envelope, or (2) over the Internet (instructions for voting over the Internet are set forth on the enclosed proxy card). If you submit your proxy and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

By Order of the Board of Directors,

Richard Scudellari

Secretary

Mountain View, California

April 8, 2005

CYBERSOURCE CORPORATION

1295 Charleston Road

Mountain View, California 94043

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General Information

This Proxy Statement is furnished to the stockholders of CyberSource Corporation, a Delaware corporation (the “Company” or “CyberSource”), in connection with the solicitation by the Board of Directors of the Company (the “Board”) of proxies in the accompanying form for use in voting at the annual meeting of stockholders of the Company and any adjournment or postponement thereof (the “Annual Meeting”). The Annual Meeting is to be held on Thursday, May 12, 2005, at 10:00 a.m., Pacific Daylight Time, at the Company’s headquarters, 1295 Charleston Road, Mountain View, California 94043. The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Annual Meeting.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to the Company (to the attention of the Secretary) a written notice of revocation or a duly executed proxy bearing a later date, by submitting new voting instructions via the Internet, or by attending the Annual Meeting and voting in person.

Solicitation and Voting Procedures

This Proxy Statement and the accompanying proxy were first sent by mail to stockholders on or about April 8, 2005. The cost of managing the proxy process will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding proxy materials to such beneficial owners. The Company may conduct further solicitations personally, by telephone or by facsimile through its officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation.

The close of business on March 22, 2005 has been fixed as the record date (the “Record Date”) for determining the holders of shares of Common Stock of the Company entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, the Company had approximately 33,502,127 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. The presence at the Annual Meeting of a majority, or approximately 16,751,064 of these shares of Common Stock of the Company, either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Each outstanding share of Common Stock on the Record Date is entitled to one vote on all matters.

Abstentions and broker non-votes are each included in the determination of the number of shares present and voting, and each is tabulated separately. However, broker non-votes are not counted for purposes of determining the number of votes cast with respect to a particular proposal and, therefore, will have no effect on the result of the vote. A broker non-vote occurs when a broker submits a proxy card with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include, among others, the election of directors and ratification of auditors. Non-routine matters include, among others, approval of actions with respect to a company’s stock option plan. In determining whether a proposal has been approved, other than the election of directors, abstentions have the same effect as votes against the proposal.

Shares of Common Stock cannot be voted until (i) a signed proxy card is returned, (ii) voting instructions are submitted by using the Internet, or (iii) a stockholder attends and votes in person at the Annual Meeting. Specific instructions for stockholders of record who wish to use the Internet are set forth on the enclosed proxy card. The Internet voting procedure is designed to authenticate stockholders’ identities, to allow stockholders to provide their voting instructions, and to confirm that their instructions have been recorded properly. The Company believes the procedures which have been put in place are consistent with the requirements of applicable law.

Householding of Annual Meeting Materials

Some brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Proxy Statement and annual report will be sent to multiple stockholders in a stockholder’s household. The Company will promptly deliver a separate copy of either document to any stockholder who contacts the Company’s investor relations department at (650) 965-6000 requesting such copies. If a stockholder is receiving multiple copies of the Proxy Statement and annual report at the stockholder’s household and would like to receive a single copy of those documents for a stockholder’s household in the future, stockholders should contact their broker, other nominee record holder, or the Company’s investor relations department to request mailing of a single copy of the proxy statement and annual report.

Deadline for Receipt of Stockholder Proposals

Requirements for Stockholder Proposals to be Brought Before an Annual Meeting. For stockholder proposals to be considered properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice therefor in writing to the Secretary of the Company. To be timely for the Company’s 2006 annual meeting of stockholders, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company between January 23, 2006 and February 22, 2006. A stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of the Company which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business.

Requirements for Stockholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials. Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and intended to be presented at the Company’s 2006 annual meeting of stockholders must be received by the Company not later than December 9, 2005 in order to be considered for inclusion in the Company’s proxy materials for that meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Pursuant to the amended Bylaws of the Company, the authorized number of directors is set at five. The Nominating Committee has recommended, and the Board of Directors has nominated, the five nominees listed below for election as directors at the Annual Meeting, each to serve until the 2006 annual meeting of stockholders, until each director’s successor is elected or appointed and qualified, or until the earlier resignation or removal of the director. All of the nominees are currently directors of the Company, and each of the nominees named below has consented, if elected as a director of the Company, to serve until his term expires. The five nominees receiving the highest number of affirmative votes will be elected as directors. Unless otherwise instructed, the proxy holders will vote the proxies they receive for the five nominees of the Board of Directors named below. In the event that any nominee of the Board is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, with any required selection among such nominees to be determined by the proxy holders. Directors will be elected by a plurality of votes cast.

Set forth below are the names, ages and certain biographical information relating to the director nominees and current directors.

Name of Director	Age	Position with Company	Director Since
William S. McKiernan	48	Chairman of the Board of Directors, Chief Executive Officer	1997
John J. McDonnell Jr.(1)(2)(3)(4)	67	Director	2000
Steven P. Novak(1)(2)(3)	57	Director (Lead Independent Director)	1997
Kenneth R. Thornton(1)(2)(3)(4)	63	Director	2001
Richard Scudellari(2)(3)	48	Director and Secretary	1997

(1)	Member of Audit Committee
(2)	Member of Compensation Committee
(3)	Member of Nominating Committee
(4)	Member of Special Litigation Committee

William S. McKiernan founded the Company and has been Chief Executive Officer and Chairman of the Board of Directors since the Company’s inception in December 1997 when it was spun off from Beyond.com Corporation (“Beyond.com”). Mr. McKiernan founded Beyond.com, an online reseller of computer software, in 1994 and has served as Chairman since its founding. Mr. McKiernan also served as Beyond.com’s Chief Executive Officer from 1994 through March 1998. On January 24, 2002, Beyond.com filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code. From 1992 to 1994, Mr. McKiernan was employed by McAfee Associates, Inc. (now known as Network Associates), a developer of computer security software, where he served as President and Chief Operating Officer. Prior to joining McAfee Associates, Mr. McKiernan was Vice President of Princeton Venture Research, Inc., an investment banking and venture consulting firm from 1990 to 1992. Mr. McKiernan also held management positions with IBM/ROLM, a telecommunications company, and PricewaterhouseCoopers LLP. Mr. McKiernan serves on the Board of Directors of Multiple Myeloma Research Foundation, a non-profit cancer research foundation. Mr. McKiernan holds a B.S. from Boston College and an M.B.A. from the Harvard Business School.

John J. McDonnell, Jr. has been a director of the Company since September 2000. Mr. McDonnell currently serves as Chief Executive Officer and Chairman of TNS Inc., a telecommunications company which provides network services for the financial industry. Mr. McDonnell founded TNS Inc. in 1990 and served as its Chief

Executive Officer, President and director from its founding until it was acquired by PSINet Inc. in November 1999. In March 2001, Mr. McDonnell and a group of investors reacquired TNS Inc. from PSINet Inc. Mr. McDonnell previously served as Chief Executive Officer of PaylinX Corporation (“PaylinX”) from January 2000, and as a director of PaylinX from February 1999, both until the Company’s acquisition of PaylinX in September 2000. From 1987 to 1989, Mr. McDonnell served as President and Chief Executive Officer of Digital Radio Networks, Inc., a local access bypass carrier for point-of-sale transactions. Mr. McDonnell was one of the founding members of the Electronics Funds Transfer Association and serves on its board of directors. Mr. McDonnell also serves on the Board of Directors of several privately held companies. Mr. McDonnell holds a BEE from Manhattan College and an MEE from Rensselaer Polytechnic University.

Steven P. Novak has been a director of the Company since the Company’s inception in December 1997. Since July 2002, Mr. Novak has been President and Chief Executive Officer of Palladio Capital Management LLC which provides management services to Palladio Partners LP, an investment partnership. From January 1998 to December 2001, Mr. Novak was a Managing Director at C.E. Unterberg, Towbin. From February 1993 to January 1998, Mr. Novak served as co-founder, President, and Chief Investment Officer of C.E. Unterberg, Towbin Advisors, a registered investment advisor. Mr. Novak’s prior affiliations include, among others, Forstmann Leff Associates, a fund manager, Sanford C. Bernstein & Company, Inc., an independent investment counselor, and Harris Bankcorp, a multibank holding company. Mr. Novak also serves as a director of Technology Investment Capital Corporation, a publicly-traded business development company, and several privately held companies. Mr. Novak holds a B.S. from Purdue University and an M.B.A. from the Harvard Business School.

Kenneth R. Thornton has been a director of the Company since April 2001. Mr. Thornton was General Manager of International Business Machine Corporation’s Worldwide Public Sector business from 1997 until his retirement in March 2001, where his responsibilities included the government healthcare and education industries, and previously served as General Manager of IBM’s Government Unit. Prior to that, he was Vice President and General Manager of marketing and service operations for IBM in the mid-Atlantic states. Mr. Thornton is also a director of Cogent Systems, Inc., Infodata Corporation, First Genetic Trust, Inc., a privately held company, and serves on the advisory board for the U.S. Postal Service. Mr. Thornton holds a B.S. in Business Administration from Barton College and holds certificates of study from the Harvard Business School, University of California at Berkeley School of Business and IBM’s International Executive Program.

Richard Scudellari has been a director of Company since the Company’s inception in December 1997. Mr. Scudellari has been a partner at Morrison & Foerster LLP, a law firm, since February 1999. From 1990 to January 1999, Mr. Scudellari was a partner at Jackson Tufts Cole & Black, LLP, a law firm. Mr. Scudellari holds a B.S. and J.D. from Boston College.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR

THE ELECTION OF THE NOMINEES NAMED ABOVE

BOARD AND CORPORATE GOVERNANCE MATTERS

Meetings and Committees of the Board of Directors

During 2004, the Board met 13 times. No director attended fewer than 75% of all the meetings of the Board and its committees on which he served after becoming a member of the Board. The Board has four committees: the Audit Committee, the Compensation Committee, the Nominating Committee, and the Special Litigation Committee. The Company encourages, but does not require, its Board members to attend the annual stockholders meeting. Two of the Company’s directors attended the 2004 annual meeting of stockholders. The Board has determined that a majority of the Board members, Messrs. McDonnell, Novak, Scudellari and Thornton, are “independent” as that term is defined in Rule 4200 of the listing standards of the Marketplace Rules of the Nasdaq Stock Market, Inc. (“Nasdaq”).

The Audit Committee held seven meetings in 2004. The current members of the Audit Committee are Messrs. McDonnell, Novak, and Thornton. The Audit Committee oversees the accounting and financial reporting processes of the Company and audits of the Company’s financial statements. In accordance with the Amended and Restated Audit Committee Charter, the Audit Committee appoints the Company’s independent auditors and is primarily responsible for approving the services performed by the Company’s independent auditors and for reviewing and evaluating the Company’s accounting principles and its system of internal accounting controls. The Audit Committee is composed solely of non-employee directors, as such term is defined in Rule 16b-3 under the Exchange Act and the Board has determined that all members of the Audit Committee are “independent” as that term is defined in Rule 4200(a)(15) of the listing standards of Nasdaq. The Board has further determined that John J. McDonnell Jr. is an “audit committee financial expert” as defined by Item 401(h) of Regulation S-K of the Exchange Act and is independent as defined by Item 7(d)(3)(iv) of Schedule 14A of the Exchange Act. The Company’s Board of Directors has adopted a written charter for the Audit Committee. A copy of the Company’s Amended and Restated Audit Committee Charter was attached as Appendix A to the Company’s 2003 proxy statement.

The Compensation Committee held one meeting in 2004. The current members of the Compensation Committee are Messrs. McDonnell, Novak, Scudellari and Thornton. The Compensation Committee’s functions are to establish and apply the Company’s compensation policies with respect to its executive officers and certain other employees. In addition, the Compensation Committee administers the Company’s incentive compensation and benefit plans.

The Nominating Committee, formed in February 2001, held one meeting in 2004. The current members of the Nominating Committee are Messrs. McDonnell, Novak, Scudellari and Thornton. The Nominating Committee monitors the size and composition of the Company’s Board of Directors. Prior to the Company’s annual meeting of stockholders, the Nominating Committee, in accordance with guidelines designed to highlight the necessary qualifications, assists the existing Board in selecting the candidates who will be presented to the Company’s stockholders for election as director to serve as such until the next annual meeting. The Nominating Committee will consider and make recommendations to the Board of Directors regarding any stockholder recommendations for candidates to serve on the Board of Directors. However, it has not adopted a formal process for that consideration because it believes that the informal consideration process has been adequate given the historical absence of stockholder proposals. The Nominating Committee will review periodically whether a more formal policy should be adopted. Stockholders wishing to recommend candidates for consideration by the Nominating Committee may do so by writing to the Secretary of the Company at 1295 Charleston Road, Mountain View, California 94043 providing the candidate’s name, biographical data and qualifications, a document indicating the candidate’s willingness to act if elected, and evidence of the nominating stockholder’s ownership of the Company’s Common Stock at least 120 days prior to the next annual meeting to assure time for meaningful consideration by the Nominating Committee. There are no differences in the manner in which the Nominating Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or the Nominating Committee. The Company currently does not pay any third party to identify or assist in identifying or evaluating potential nominees.

The Nominating Committee operates under a written charter setting forth the functions and responsibilities of the committee. A copy of the charter can be viewed at the Company’s website at www.cybersource.com.

In reviewing potential candidates for the Board, the Nominating Committee considers the individual’s experience in the online payment processing and related industries, the general business or other experience of the candidate, the needs of the Company for an additional or replacement director, the personality of the candidate, the candidate’s interest in the business of the Company, as well as numerous other subjective criteria. Of greatest importance is the individual’s integrity, willingness to get involved and ability to bring to the Company experience and knowledge in areas that are most beneficial to the Company. The Board intends to continue to evaluate candidates for election to the Board on the basis of the foregoing criteria.

All members of the Nominating Committee are independent directors within the meaning of Rule 4200 of the listing standards of Nasdaq.

The Special Litigation Committee, formed in October 2002, held two meetings in 2004. The current members of the Special Litigation Committee are Messrs. McDonnell and Thornton. The Special Litigation Committee’s function is to review and decide upon major issues regarding litigation initiated against the Company in August 2001 in connection with the Company’s initial public offering. For more information on the litigation, please refer to the Company’s annual report on Form 10-K for the year ended December 31, 2004 filed with the Securities and Exchange Commission on March 10, 2005.

Communication between Stockholders and Directors

The Company’s Board of Directors currently does not have a formal process for stockholders to send communications to the Board of Directors. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders on a timely basis. The Board of Directors does not recommend that formal communication procedures be adopted at this time because it believes that informal communications are sufficient to communicate questions, comments and observations that could be useful to the Board. However, stockholders wishing to formally communicate with the Board of Directors may send communications directly to William S. McKiernan, Chairman of the Board, or Steven P. Novak, Lead Independent Director, c/o CyberSource Corporation, 1295 Charleston Road, Mountain View, California 94043.

Director Compensation

During fiscal 2004, each non-employee member of the Board of Directors was paid an annual retainer of $5,000. In addition, each non-employee member of the Board was paid a $1,000 fee for each Board committee on which he served and a $1,000 fee for each Board committee chairmanship. The Company reimburses each director for his reasonable expenses incurred in attending meetings of the Board of Directors.

Each new non-employee director receives an option to purchase 25,000 shares of the Company’s Common Stock upon joining the Board of Directors. Generally, each incumbent non-employee director is granted an option to purchase an additional 10,000 shares of the Company’s Common Stock thereafter annually on January 1. Directors are also eligible for additional discretionary option grants. All options are immediately exercisable upon grant and the shares issued upon exercise remain subject to a right of repurchase for a period of time as determined under the 1999 Option Plan. In fiscal year 2004, Messrs. McDonnell, Novak, Scudellari and Thornton each received an option to purchase 10,000 shares on January 1, 2004 at an exercise price of $5.16 per share. On March 22, 2004, Messrs. McDonnell, Novak, Scudellari and Thornton each received a discretionary grant in the amount of 10,000 shares at an exercise price of $4.42 per share. In addition, each non-employee director who served on the Audit Committee, the Compensation Committee or Nominating Committee was awarded an additional discretionary grant in the amount of 2,000 shares at an exercise price of $4.42 for services rendered to the Company as a member of each such committee, such that Messrs. McDonnell, Novak and Thornton each individually received three option grants in the total amount of 6,000 shares for services provided to the Company as members of the Audit Committee, Compensation Committee and Nominating Committee. Mr. Scudellari received two option grants in the total amount of 4,000 shares for services provided to the Company as a member of the Compensation Committee and Nominating Committee.

The Company established a compensation policy for individuals serving as non-employee directors of the Company for 2005. Each non-employee director will receive an annual cash retainer of $5,000 and an option to purchase 10,000 shares of the Company’s Common Stock. In addition, the individual serving as lead independent director will receive an additional option to purchase 5,000 shares of the Company’s Common Stock. Individuals serving on a committee of the Board will receive an annual cash retrain of $1,000 for each committee on which he serves and an option to purchase 2,000 shares of the Company’s Common Stock for each committee on which he serves. Each individual serving as a chair of a committee will receive an annual cash retainer of $1,000, in addition to the standard Board committee retainer, and an option to purchase 5,000 shares of the Company’s Common Stock, in lieu of the standard Board committee option. All of the above options granted to non-employee directors have an exercise price equal to 100% of the fair market value of the Company’s Common Stock on the date of grant, are immediately exercisable upon grant, and the shares issued upon exercise will remain subject to a right of repurchase for a period of time as determined under the 1999 Option Plan. The Company reimburses each director for his reasonable expenses incurred in attending meetings of the Board of Directors.

Access to Corporate Governance Policies

The Company has adopted a Code of Business Conduct that applies to, among others, the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, which is designed to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder. The Code of Business Conduct is available on the Company’s website at www.cybersource.com. To the extent required by law, any amendments to, or waivers from, any provision of the Code of Business Conduct will be promptly disclosed to the public. To the extent permitted by such legal requirements, the Company intends to make such public disclosure by posting the relevant material on its website in accordance with Securities and Exchange Commission rules.

Copies of the Company’s committee charters, and Code of Business Conduct will be provided to any stockholder upon written request to the Company at 1295 Charleston Road, Mountain View, California 94043, attention: Investor Relations.

Compensation Committee Interlocks and Insider Participation

None of the members of the Company’s Compensation Committee is an executive officer or employee of the Company. No interlocking relationship exists between the Company’s Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company.

Relationships Among Directors or Executive Officers

There are no family relationships among any of the directors or executive officers of the Company.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Ernst & Young LLP has served as the Company’s independent auditors since 1997, and the Board of Directors, upon the recommendation of the Audit Committee, has selected Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 2005 and recommends that the stockholders ratify such selection. Unless otherwise instructed, the proxy holders will vote the proxies they receive for the ratification of Ernst & Young LLP as the independent auditors for the fiscal year ending December 31, 2005. Ratification and approval of this proposal requires the affirmative vote of a majority of the outstanding shares of the Company’s Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock entitled to vote and voting at the Annual Meeting, the Company will review its future selection of auditors. Representatives of Ernst & Young LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2003 and December 31, 2004 and fees billed for other services rendered by Ernst & Young LLP during those periods.

	Fiscal 2004	Fiscal 2003
Audit Fees (1)	$502,750	$267,500
Audit-Related Fees (2)	14,250	1,500
Tax Fees (3)	46,500	44,500
All Other Fees (4)	1,500	—

Total	$565,000	$313,500

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements, internal controls under Sarbanes-Oxley Rule 404, review of the interim consolidated financial statements included in quarterly reports, and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements.

(2)	Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.”

(3)	Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advisor and tax planning (domestic and international). These services include assistance regarding federal, state and international tax compliance and tax planning.

(4)	All Other Fees consist of fees for products and services other than the services reported above. There were no All Other Fees incurred in fiscal 2003.

In making its recommendation to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2005, the Audit Committee has considered whether services other than audit and audit-related services provided by Ernst & Young LLP are compatible with maintaining the independence of Ernst & Young LLP.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the independent auditor is required to provide detailed back-up documentation at the time of approval.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005

MANAGEMENT

Officers and Key Employees

The current officers and key employees of the Company, their ages and their positions are as follows:

Name	Age	Position(s)
Executive Officers
William S. McKiernan	48	Chairman of the Board of Directors and Chief Executive Officer
Robert J. Ford	55	Chief Technology Officer, Executive Vice President, Product Development
Steven D. Pellizzer	35	Chief Financial Officer and Vice President, Finance
Michael A. Walsh	36	Vice President, Worldwide Sales

Key Employees
Perry S. Dembner	44	Vice President, Marketing
David J. Kim	37	Vice President, General Counsel
Patricia A. Martin	43	Vice President, Customer Support
Brian S. Reed	51	Vice President, Operations

William S. McKiernan founded the Company and has been Chief Executive Officer and Chairman of the Board of Directors since the Company’s inception in December 1997 when it was spun off from Beyond.com Corporation (“Beyond.com”). Mr. McKiernan founded Beyond.com, an online reseller of computer software, in 1994 and has served as Chairman since its founding. Mr. McKiernan also served as Beyond.com’s Chief Executive Officer from 1994 through March 1998. On January 24, 2002, Beyond.com filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code. From 1992 to 1994, Mr. McKiernan was employed by McAfee Associates, Inc. (now known as Network Associates), a developer of computer security software, where he served as President and Chief Operating Officer. Prior to joining McAfee Associates, Mr. McKiernan was Vice President of Princeton Venture Research, Inc., an investment banking and venture consulting firm from 1990 to 1992. Mr. McKiernan also held management positions with IBM/ROLM, a telecommunications company, and PricewaterhouseCoopers LLP. Mr. McKiernan serves on the Board of Directors of Multiple Myeloma Research Foundation, a non-profit cancer research foundation. Mr. McKiernan holds a B.S. from Boston College and an M.B.A. from the Harvard Business School.

Robert J. Ford joined the Company in June 1999. In January 2002, he was named the Company’s Chief Technology Officer in addition to serving as Executive Vice President of Product Development, a position which he has held since July 2004. From October 2000 to July 2004, Mr. Ford served as the Company’s Senior Vice President of Product Development. Prior to October 2000, he served as the Company’s Vice President of Engineering. From 1997 to May 1999, Mr. Ford was Vice President of Engineering for Extensity, Inc., a vendor of web-based e-business applications. From 1995 to 1997, Mr. Ford served as Vice President of Engineering for Intrinsa Corporation, a developer of defect detection software. From 1992 to 1995, Mr. Ford was Vice President of Engineering for Objectivity, Inc., a developer of database management systems. Mr. Ford was employed by Boole & Babbage, Inc., a vendor of systems management software, from 1980 to 1992, where he was Vice President of Engineering from 1981 to 1986, Vice President of Advanced Technology from 1986 until 1989, and Vice President of Systems from 1989 to 1992. Mr. Ford received a B.S. from Witwatersrand College for Advanced Technical Education in South Africa.

Steven D. Pellizzer joined the Company in February 1999 and has served as Vice President of Finance since January 2002, prior to which he served as the Company’s Corporate Controller and Assistant Controller. In January 2003, Mr. Pellizzer was appointed as the Company’s Chief Financial Officer. Before joining the Company, Mr. Pellizzer was a Manager at PricewaterhouseCoopers LLP, an accounting firm, from 1996 to 1999. Mr. Pellizzer received a B.S. in Commerce from Santa Clara University.

Michael A. Walsh joined the Company’s Sales Department in September 1998. Mr. Walsh became Manager, North American Sales in April 2000. From January 2001 to March 2004, Mr. Walsh served as Senior Director of Sales. In December 2004, Mr. Walsh was promoted to Vice President, Worldwide Sales. Prior to joining the Company, Mr. Walsh had over eight years of technology and payment industry sales experience at Oracle Corporation and Merrill Lynch. Mr. Walsh received a B.A. in Political Science from The University of California at Irvine.

Perry S. Dembner joined the Company in November 2002 as the Vice President of Marketing. Immediately before joining CyberSource, and also between January 1996 and October 1998, Mr. Dembner was an independent consultant, developing business plans and marketing programs for a variety of high technology companies. From November 1998 through June 2000, he served as Vice President, Marketing at Applicast, an enterprise application service provider. From 1994 through 1995, Mr. Dembner served as Vice President, Marketing and Business Development for Honeycomb Software, a developer of Web content management systems. Prior to joining Honeycomb Software, Mr. Dembner held positions in product management and marketing at Farallon Computing and IBM/ROLM Systems, and in corporate strategy at Strategic Planning Associates (now Mercer Management Consulting). Mr. Dembner holds a B.S. in Economics from the University of Pennsylvania’s Wharton School and an M.B.A. from Stanford’s Graduate School of Business.

David J. Kim joined the Company in July 1998 and has served as General Counsel since October 2000, prior to which he served as the Company’s Corporate Counsel. In February 2004, Mr. Kim was appointed Vice President and General Counsel. Before joining the Company, Mr. Kim was a contracts negotiator for a semi-conductor company in Sunnyvale, CA, from May 1998 to July 1998. From April 1996 through June 1998, Mr. Kim held the position of Information Technology Manager at a defense litigation law firm in San Francisco, CA. Between September 1994 and April 1995, Mr. Kim served an externship at the Office of the District Attorney of New York County as a Special Assistant District Attorney. Mr. Kim received a B.A. in Political Science from the University of California at Berkeley and a J.D. from the Benjamin N. Cardozo School of Law, Yeshiva University.

Patricia A. Martin joined the Company in October 1998 and has served as the Company’s Vice President of Customer Support since January 2001. Prior to January 2001, Ms. Martin served as Senior Director of Information Technology. From July 1997 to September 1998, Ms. Martin was Senior Manager of Business Applications at Acuson Corporation, a medical imaging company. Ms. Martin also held various management positions during her career at Silicon Graphics, Inc., a computer software and hardware manufacturer, from 1987 to 1997. Ms. Martin received a B.S. in Information Technology from Santa Clara University.

Brian S. Reed joined the Company in June 2000 and has served as the Company’s Vice President of Operations since January 2002, prior to which he served as Senior Director of Program Management and IT Operations. From May 1994 to May 2000, Mr. Reed held numerous positions of senior technical management responsibility with Silicon Graphics Inc., and other technical consulting roles. During 1985 to 1993, Mr. Reed held management roles with the Pacific Stock Exchange, most recently as Vice President of Data Center Operations. Prior to 1985, Mr. Reed held technical management positions with Trilogy Systems; he began his career in technology management with Automatic Data Processing.

Executive Compensation

The following table sets forth information concerning compensation of the Company’s Chief Executive Officer and the four other most highly compensated executive officers serving as executive officers on December 31, 2004 whose aggregate cash compensation exceeded $100,000 during the year ended December 31, 2004 (collectively, the Company’s “Named Executive Officers”).

Summary Compensation Table

Name and Principal Position in 2003	Annual Compensation				Long-Term Compensation
	Year	Salary	Bonus (1)		Securities Underlying Options
William S. McKiernan Chairman and Chief Executive Officer	2004 2003 2002	$300,000 300,000 300,000	$15,000 — —		100,000 75,000 200,000

Robert J. Ford Chief Technology Officer, Executive Vice President, Product Development	2004 2003 2002	218,000 215,000 215,000	11,250 — —		85,000 70,000 125,000

Steven D. Pellizzer Chief Financial Officer and Vice President, Finance	2004 2003 2002	193,000 190,000 160,000	10,000 — —		85,000 100,000 100,000

Michael A. Walsh (2) Vice President, Worldwide Sales	2004 2003 2002	123,000 120,000 120,000	93,500 131,994 141,031	(3) (3) (3)	220,000 9,000 15,000

George A. Jathas (4) Senior Vice President, Worldwide Sales	2004 2003	156,000 115,897	62,400 75,895		75,000 200,000

(1)	Includes cash bonuses earned in 2004 but payable in 2005.

(2)	Mr. Walsh was promoted to Vice President in December 2004.

(3)	Represents payment of bonuses based on meeting quarterly sales targets. Mr. Walsh is not eligible to participate in the Company’s cash bonus plan.

(4)	Mr. Jathas joined the Company in June 2003 and terminated his employment in August 2004.

Employment Agreements, Termination of Employment and Change in Control Arrangements

The following Named Executive Officers of the Company have entered into oral employment arrangements with the Company as follows:

Name	Title	Base Salary	Employment Term
William S. McKiernan	Chairman and Chief Executive Officer	$300,000	At-will
Robert J. Ford	Executive Vice President, Product Development and Chief Technology Officer	$225,000	At-will
Steven D. Pellizzer	Vice President, Finance and Chief Financial Officer	$200,000	At-will
Michael A. Walsh	Vice President, Worldwide Sales	$200,000	At-will

In addition, such officers, except Mr. Walsh, are eligible to receive for each quarter in 2005 a cash bonus equal to 3% or 5% of such officer’s annual base salary if the Company exceeds certain corporate profit milestones for that quarter. Mr. Walsh is eligible to receive an annual bonus of up to $100,000 based upon meeting certain specified sales targets.

Option Grants In Fiscal Year 2004

The following table sets forth information for each of the Company’s Named Executive Officers concerning stock options granted to them during the fiscal year ended December 31, 2004.

	Number of Securities Underlying Options Granted (1)	Percent of Total Options Granted to Employees (2)	Exercise Price Per Share	Expiration Date (3)	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(4)
					5%	10%
William S. McKiernan	100,000	5%	$5.46	01/19/2014	$261,932	$740,496
Robert J. Ford	55,000	3%	4.96	01/19/2014	171,562	434,773
	30,000	2%	4.73	07/19/2014	89,240	226,152
Steven D. Pellizzer	70,000	4%	4.96	01/19/2014	218,352	553,347
	15,000	1%	5.12	08/26/2014	48,299	122,399
Michael A. Walsh (5)	10,000	1%	4.96	01/19/2014	31,193	79,050
	10,000	1%	4.40	03/10/2014	27,671	70,125
	200,000	10%	7.01	12/13/2014	881,710	2,234,426
George A. Jathas	75,000	4%	4.96	01/19/2014	233,949	592,872

(1)	Each of the above options was granted pursuant to the Company’s 1999 Stock Option Plan.

(2)	In fiscal 2004, the Company granted options to employees to purchase an aggregate of 1,944,500 shares.

(3)	Options may terminate before their expiration dates if the optionee’s status as an employee or consultant is terminated or upon the optionee’s death or disability.

(4)	The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent the Company’s estimate or projection of the Company’s future Common Stock prices.

(5)	Options granted in January 2004 to Mr. Walsh in the amount of 10,000 shares were granted pursuant to the Company’s 1999 Non-Qualified Stock Option Plan.

Aggregate Option Exercises In Last Fiscal Year and Year-End Option Values

The following table sets forth information concerning exercises of stock options during the fiscal year ended December 31, 2004 by each of the Company’s Named Executive Officers and the number and value of unexercised options held by each of the Company’s Named Executive Officers on December 31, 2004.

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at December 31, 2004		Value of Unexercised In- the-Money Options at December 31, 2004 (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
William S. McKiernan	—	—	203,124	171,876	$985,299	$613,442
Robert J. Ford	—	—	265,832	144,168	1,153,239	550,331
Steven D. Pellizzer	60,000	$294,825	102,623	149,377	430,225	564,330
Michael A. Walsh	19,130	123,079	15,422	225,085	67,476	153,786
George A. Jathas	58,333	129,639	—	—	—	—

(1)	The value of unexercised “in-the-money” options represents the difference between the exercise price of stock options and $7.15, the closing sales price of the Common Stock on December 31, 2004.

Equity Compensation Plan Information

The following table gives information about the Company’s Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company’s existing equity compensation plans as of December 31, 2004 including the 1998 Stock Option Plan, the 1999 Stock Option Plan, the 1999 Non-Qualified Stock Option Plan and the 1999 Employee Stock Purchase Plan, and the option agreements assumed by the Company in connection with the acquisition of PaylinX Corporation (the “PaylinX Acquisition”).

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants, and rights	(b) Weighted-average exercise price of outstanding options, warrants, and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	4,085,683	$4.56	3,328,926
Equity compensation plans not approved by security holders (2)(3)	2,097,149	$7.93	744,874
Total	6,182,832	$5.70	4,073,800

(1)	Represents shares of the Company’s Common Stock issuable pursuant to the Company’s 1998 Stock Option Plan, as amended, the 1999 Stock Option Plan, as amended, and the 1999 Employee Stock Purchase Plan.

The 1998 Stock Option Plan (the “1998 Plan”) was originally adopted by the Board of Directors in March 1998 and was approved by the stockholders in March 1998. The 1998 Plan is administered by the Compensation Committee. Options granted pursuant to the 1998 Plan generally vest as follows: (a) options granted upon hire generally vest at a rate of 25% of the shares underlying the option after one year and the remaining shares vest monthly over the following 36 months, (b) subsequent options, awarded after an employee has been employed by the Company for one year, typically vest monthly over 48 months, or (c) as otherwise determined by the Compensation Committee. Stock options expire ten years after the date of grant. Currently, no options are being granted under the 1998 Plan. As of December 31, 2004, there were options outstanding to purchase 36,727 shares of the Company’s Common Stock under the 1998 Plan at a weighted average exercise price of $27.37 per share and 317,885 shares were available for future issuance.

The 1999 Stock Option Plan (the “1999 Plan”) was originally adopted by the Board of Directors in January 1999 and was approved by the stockholders in January 1999. Subsequent amendments to the 1999 Plan increasing the number of shares authorized for issuance under the 1999 Plan in April 2000, July 2000 and May 2004 were approved by the Board of Directors and the stockholders. The 1999 Plan is administered by the Compensation Committee. Options granted pursuant to the 1999 Plan generally vest as follows: (a) options granted upon hire generally vest at a rate of 25% of the shares underlying the option after one year and the remaining shares vest monthly over the following 36 months, (b) subsequent options, awarded after an employee has been employed by the Company for one year, typically vest monthly over 48 months, or (c) as otherwise determined by the Compensation Committee. Stock options expire ten years after the date of grant. As of December 31, 2004, there were options outstanding to purchase 4,048,956 shares of the Company’s Common Stock under the 1999 Plan at a weighted average exercise price of $4.35 per share and 2,767,123 shares were available for future issuance.

The 1999 Employee Stock Purchase Plan (the “1999 ESPP”) was originally adopted by the Board and approved by the stockholders in June 1999. A subsequent amendment to the 1999 ESPP increasing the number of shares authorized for issuance under the 1999 ESPP in May 2004 was approved by the Board of Directors and the stockholders. The purpose of the 1999 ESPP is to provide employees of the Company who participate in the plan with an opportunity to purchase Common Stock of the Company through payroll deductions. The 1999 ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code of 1986, as amended. The 1999 ESPP is implemented by six-month offer periods with purchase dates within those offer periods every six-months. The Board of Directors may alter the duration of the offering periods without stockholder approval. The price per share at which shares are sold under the 1999 ESPP is equal to the lower of (i) 85% of the fair market value of the Common Stock on the date of commencement of the six-month offering period, or (ii) 85% of the fair market value of the Common Stock on the date of purchase. The fair market value of the Common Stock on a given date is determined based upon the last sale price of the Common Stock on the Nasdaq National Market System as of the last market trading day prior to the time of the determination. The purchase price of the shares is accumulated by payroll deductions during the offering period. The deductions may not exceed the lesser of (i) 10% of a participant’s eligible compensation, which is defined in the 1999 ESPP to include the regular straight time gross salary in effect at the beginning of the offering period, exclusive of any payments for overtime, shift premium, bonuses, commissions, incentive compensation, incentive payments, or other compensation, or (ii) $5,000 for each offering period. As of December 31, 2004, there were 243,918 shares available for future issuance under the 1999 ESPP.

(2)	Includes outstanding options to purchase 520,900 shares of the Company’s Common Stock issuable pursuant to option plans and agreements assumed pursuant to the PaylinX Acquisition. The option agreements were originally issued by PaylinX Corporation under the PaylinX Corporation 2000 Stock Option Plan (the “PaylinX Plan”), which is described below.

Pursuant to the PaylinX Acquisition, the Company assumed the option agreements then outstanding under the PaylinX Plan (the “Assumed PaylinX Options”). Other than the Assumed PaylinX Options, no other options may be issued under the PaylinX Plan. The Assumed PaylinX Options are governed by the terms of the PaylinX Plan under which they were originally issued. Options governed by the terms of the PaylinX Plan generally are non-transferable (with the exception of non-qualified stock options, which may be assigned) and expire no later than ten years from date of grant. Options generally are exercisable immediately, subject to vesting. Shares of Common Stock issuable and/or exercised under the PaylinX Plan vest based upon years of service, generally four years. The PaylinX Plan was duly approved by the stockholders of PaylinX prior to the PaylinX Acquisition.

(3)	Represents shares of the Company’s Common Stock issuable pursuant to the Company’s 1999 Non-Qualified Stock Option Plan (the “1999 Non-Qualified Plan”).

The Board of Directors adopted the 1999 Non-Qualified Plan in October 1999. The 1999 Non-Qualified Plan is administered by the Compensation Committee. Pursuant to the 1999 Non-Qualified Plan, the Compensation Committee may grant non-qualified stock options, at its discretion, to employees, independent contractors and consultants of the Company or any parent or subsidiary corporation of the Company. Only non-qualified-stock options may be issued under the 1999 Non-Qualified Plan. Stock options may not be granted to officers and directors of the Company from the 1999 Non-Qualified Plan. Stock options issued under the 1999 Non-Qualified Plan have an exercise price of no less than 85% of the fair market value of the Common Stock on the date of grant of the option. Options are generally non-transferable. The term of all options granted under the Plan shall not exceed ten years from the date of grant As of December 31, 2004, there were options outstanding to purchase 1,576,249 shares of the Company’s Common Stock under the 1999 Non-Qualified Plan at a weighted average exercise price of $8.57 per share and 744,874 shares were available for future issuance.

CERTAIN RELATED PARTY TRANSACTIONS

Legal Services

During fiscal year 2004, the law firm of Morrison & Foerster LLP provided legal services to the Company, for which the Company was billed $0.5 million in fees. Mr. Scudellari, a director of the Company, is a partner of Morrison & Foerster LLP.

Indemnification

The Company has entered into indemnification agreements with its directors and certain of its executive officers. The indemnification agreements provide, among other things, that the Company will indemnify its directors and executive officers, under the circumstances and to the extent provided therein, for expenses, damages, judgments, fines and settlements each may be required to pay in actions or proceedings which either of them may be made a party by reason of their positions as a director, executive officer or other agent of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company’s bylaws.

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Compensation Committee Report, Report of the Audit Committee and the Stock Performance Graph shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any such filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended .

Compensation Committee Report on Executive Compensation

The Compensation Committee has responsibility for reviewing and developing compensation policies applicable to the Company’s executive officers and directors, making recommendations to the Board of Directors regarding all forms of compensation to executive officers and directors, and administering the Company’s 1998 and 1999 Stock Option Plans, the 1999 Non-Qualified Stock Option Plan and the Assumed PaylinX Options (collectively, the “Plans”), under which option grants may be made to executive officers, directors and other key employees.

The Compensation Committee believes that the primary goal of the Company’s executive compensation program should be related to creating stockholder value. The executive compensation policies of the Compensation Committee are designed to provide incentives to create stockholder value by attracting, retaining and motivating executive talent that contributes to the Company’s long-term success, by rewarding the achievement of the Company’s short-term and long-term strategic goals, by linking executive officer compensation and stockholder interests through grants of awards under the Plans and by recognizing individual contributions to Company performance. The Committee evaluates the performance of the Company and compares it to other companies of similar size engaged in activities similar to those of the Company.

The Compensation Committee reviews the available competitive data, evaluates the particular needs of the Company, and evaluates each executive’s performance to arrive at a decision regarding compensation programs. From time to time, the Compensation Committee retains independent executive compensation experts in connection with executive compensation matters.

2004 Executive Compensation

For services performed in 2004, executive compensation consisted of base salary, grants of stock options under the Plans and cash bonuses. The stock options vest over time.

Base Salary.    Base salaries for the Company’s executive officers (other than the Chief Executive Officer) are determined primarily on the basis of the executive officer’s responsibility, qualification and experience, as well as the general salary practices of peer companies among which the Company competes for executive talent. The Committee reviews the base salaries of these executive officers at least annually in accordance with certain criteria determined primarily on the basis of certain factors which include (i) individual performance, (ii) the functions performed by the executive officer and (iii) changes in the compensation peer group in which the Company competes for executive talent. The weight that the Compensation Committee places on such factors may vary from individual to individual and necessarily involves subjective determinations of individual performance. The base salaries of the executive officers remained at 2003 levels except for instances where individuals were promoted or salaries were adjusted to industry standards.

Cash Bonuses.     In October 2004, the Company adopted a cash bonus plan (the “Bonus Plan”) for eligible employees serving the Company as of that date. Under the Bonus Plan, an eligible officer would receive a cash bonus equal to 3% of such officer’s annual base salary if the Company meets certain corporate profit milestones for the fourth quarter of 2004. If the Company exceeds the corporate profit milestones for the fourth quarter of 2004 by a pre-established amount, the bonuses would increase to 5% of an eligible officer’s annual base salary.

For the fiscal year ending December 31, 2004, bonuses in the amount of 5% of an eligible officer’s annual base salary were paid. Michael A. Walsh, the Company’s Vice President, Worldwide Sales, does not participate in the Company’s cash bonus plan. Instead, Mr. Walsh is eligible to receive an annual bonus of up to $100,000 based upon meeting certain specified quarterly sales targets.

Long-Term Incentive Compensation Awards.    The Plans provide for grants to key executives and employees of the Company of (i) shares of Common Stock of the Company, (ii) options or stock appreciation rights (“SARs”) or similar rights, or (iii) any other security with the value derived from the value of the Common Stock of the Company or other securities issued by a related entity. The Compensation Committee may make grants under the Plans based on a number of factors, including (a) the executive officer’s position in the Company, (b) his performance and responsibilities, (c) the extent to which he already holds an equity stake in the Company, (d) comparisons to similarly situated executives at peer companies, and (e) contributions and anticipated contributions to the success of the Company’s financial performance. In addition, the size, frequency, and type of long-term incentive grants are generally determined on the basis of past granting practices, fair market value of the Company’s Common Stock, tax consequences of the grant to the individual and the Company, accounting impact, and the number of shares available for issuance. Although the Plans do not provide any formulaic method for weighing these factors, the Compensation Committee does consider information concerning the potential long-term value of options awarded. However, the decision to grant an award is based primarily upon the Compensation Committee’s evaluation of the past as well as the future anticipated performance and responsibilities of each individual. The Compensation Committee also consulted with a compensation consultant during 2004 with respect to long-term incentives and other compensation awards.

Deductibility of Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended, (“Section 162(m)”) denies a deduction for compensation in excess of $1 million paid to certain executive officers, unless certain performance, disclosure, and stockholder approval requirements are met. Option grants under the Company’s 1999 Stock Option Plan are intended to qualify as “performance-based” compensation not subject to the Section 162(m) deduction limitation. In addition, the Compensation Committee believes that a substantial portion of the compensation program would be exempt from the $1 million deduction limitation.

Chief Executive Officer Compensation

Mr. McKiernan’s base salary for the fiscal year ended December 31, 2004 was established at $300,000. His base salary was determined primarily based on an analysis of the Company’s and Mr. McKiernan’s performance and achievements, and a review of the compensation paid to the chief executive officers of peer companies. The establishment of Mr. McKiernan’s salary was not based on specific quantitative performance goals and achievements, but rather on the overall performance of the Company and Mr. McKiernan as determined by the Compensation Committee. Mr. McKiernan’s base salary in 2004 remained the same as paid in 2003. Mr. McKiernan was paid a cash bonus of $15,000 in January 2005 pursuant to the cash bonus program approved in October 2004.

In addition, on January 19, 2004, the Company granted Mr. McKiernan a stock option to purchase 100,000 shares of Common Stock under the 1999 Stock Option Plan. The option has an exercise price of $5.46 per share which is equal to 110% of the closing price of the Common Stock on the day immediately preceding the date of grant, and vests monthly in 48 equal monthly increments thereafter.

COMPENSATION COMMITTEE OF

THE BOARD OF DIRECTORS

John J. McDonnell, Jr.

Steven P. Novak

Richard Scudellari

Kenneth R. Thornton

Audit Committee Report

In accordance with its written charter adopted by the Board of Directors of the Company (the “Board”), the Audit Committee of the Board (the “Committee”) assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. Since the effective date of the Sarbanes-Oxley Act of 2002 (the “New Law”), the Committee has become responsible for the appointment, compensation and oversight of the work of the Company’s independent auditors.

During the fiscal year 2004, the Committee met seven times and discussed the interim financial information contained in each quarterly earnings announcement with the Chief Executive Officer, Chief Financial Officer and independent auditors prior to public release.

In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent auditors a formal written statement relating to relationships between the auditors and the Company that might bear on the auditors’ independence, consistent with the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with the auditors any relationships that may impact their independence and satisfied itself as to the auditors’ independence. The Committee also discussed with management and the independent auditors the quality and adequacy of the Company’s internal controls. The Committee reviewed with the independent auditors their audit plans, audit scope and identification of audit risks.

The Committee discussed with the independent auditors their judgment as to the quality and acceptability of the Company’s accounting principles and such other matters as are required to be discussed under generally accepted auditing standards pursuant to the Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements.

The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2004, with management and the independent auditors. Discussion topics included the quality and acceptability of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. Management has the responsibility for the preparation of the Company’s financial statements and the independent auditors have the responsibility for the examination of those statements.

Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment of the independent auditors and the Board concurred in such recommendation.

Each of the members of the Audit Committee is independent as defined under the listing standards of the NASD for Nasdaq listed issuers.

AUDIT COMMITTEE OF

THE BOARD OF DIRECTORS

John J. McDonnell Jr.

Steven P. Novak

Kenneth R. Thornton

Performance Graph

The following line graph compares the yearly percentage change in (i) the cumulative total stockholder return on the Company’s Common Stock since December 31, 1999 with (ii) cumulative total stockholder return on (a) the Nasdaq Stock Market — U.S. Index, and (b) the RDG Internet Composite Index. The comparison assumes an investment of $100 on December 31, 1999, and reinvestment of dividends, if any. The stock price performance shown on the graph is not necessarily indicative of future price performance.

PRINCIPAL STOCKHOLDERS

The following table sets forth the beneficial ownership of Common Stock as of March 22, 2005 as to (a) each director and nominee, (b) each named executive officer, (c) all directors and officers as a group, and (d) for each person known by the Company, as of December 31, 2004, to beneficially own more than 5% of the outstanding shares of its Common Stock.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of March 22, 2005 are deemed outstanding. Percentage of beneficial ownership is based upon 33,502,127 shares of Common Stock outstanding as of March 22, 2005. To the Company’s knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite the person’s name. Except as otherwise indicated, the address of each of the persons in this table is as follows: c/o CyberSource Corporation, 1295 Charleston Road, Mountain View, California 94043.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percentage
William S. McKiernan (1)	4,463,917	13%
John J. McDonnell Jr. (2)	861,008	3%
Robert J. Ford (3)	506,064	2%
Steven P. Novak (4)	148,500	*
Steven D. Pellizzer (5)	143,336	*
Richard Scudellari (6)	128,500	*
Kenneth R. Thornton (7)	119,000	*
Michael A. Walsh (8)	48,223	*
George Jathas	1,000	*
All current executive officers and directors as a group (8 persons)(9)	6,419,548	19%

*	Less than 1% of the outstanding Common Stock.

(1)	Includes (a) 22,100 shares of Common Stock held by members of Mr. McKiernan’s immediate family and (b) options to purchase 246,352 shares of Common Stock exercisable within 60 days of March 22, 2005. Mr. McKiernan disclaims beneficial ownership of the shares held by his immediate family.

(2)	Includes (a) options to purchase 521,750 shares of Common Stock exercisable within 60 days of March 22, 2005 and (b) 62,841 shares held by Mr. McDonnell’s spouse. Mr. McDonnell disclaims beneficial ownership of the shares held by his spouse.

(3)	Includes options to purchase 500,414 shares of Common Stock exercisable within 60 days of March 22, 2005.

(4)	Includes (a) 7,500 shares of Common Stock held by members of Mr. Novak’s immediate family and (b) options to purchase 86,000 shares of Common Stock exercisable within 60 days of March 22, 2005. Mr. Novak disclaims beneficial ownership of the shares held by his immediate family.

(5)	Includes options to purchase 141,228 shares of Common Stock exercisable within 60 days of March 22, 2005.

(6)	Includes options to purchase 113,000 shares of Common Stock exercisable within 60 days of March 22, 2005.

(7)	Includes options to purchase 119,000 shares of Common Stock exercisable within 60 days of March 22, 2005.

(8)	Includes options to purchase 48,130 shares of Common stock exercisable within 60 days of March 22, 2005.

(9)	Includes (a) 92,441 shares of Common Stock held indirectly, see footnotes 1, 2, and 5 and (b) options to purchase 1,775,874 shares of Common Stock exercisable within 60 days of March 22, 2005.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance.     Section 16(a) of the Act requires the Company’s directors, executive officers and persons who own more than 10% of the Company’s Common Stock (collectively, “Reporting Persons”) to file reports of ownership and changes in ownership of the Company’s Common Stock with the Securities and Exchange Commission and the Nasdaq Stock Market. Reporting Persons are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, the Company believes that during fiscal 2004 all Reporting Persons complied with all applicable filing requirements, except for one Form 4 filing reporting the grant of options to Michael A. Walsh which was inadvertently filed late.

Other Matters.    The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.

By Order of the Board of Directors,

Richard Scudellari

Secretary

Dated: April 8, 2005

ANNUAL MEETING OF STOCKHOLDERS OF

CYBERSOURCE CORPORATION

May 12, 2005

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1. To elect five directors of the Company to serve until the 2006 Annual Meeting of Stockholders.

FOR ALL NOMINEES

WITHHOLD AUTHORITY FOR ALL NOMINEES

FOR ALL EXCEPT

(See instructions below)

NOMINEES:

William S. McKiernan

John J. McDonnell, Jr.

Steven P. Novak

Richard Scudellari

Kenneth R. Thornton

FOR

AGAINST

ABSTAIN

2. To ratify the appointment of Ernst & Young LLP as the independent auditors for the Company for the year ending December 31, 2005.

3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted for Proposals 1 and 2.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder

Date:

Signature of Stockholder

Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CYBERSOURCE CORPORATION

1295 Charleston Road Mountain View, CA 94043

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints William S. McKiernan and Richard Scudellari as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of CyberSource Corporation held of record by the undersigned on March 22, 2005, at the Annual Meeting of Stockholders to be held at the Company’s headquarters located at 1295 Charleston Road, Mountain View, California, on May 12, 2005, or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

CYBERSOURCE CORPORATION

May 12, 2005

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

- OR -

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER

ACCOUNT NUMBER

You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

Please detach along perforated line and mail in the envelope provided IF you are not voting via Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1. To elect five directors of the Company to serve until the 2006 Annual Meeting of Stockholders.

FOR ALL NOMINEES

WITHHOLD AUTHORITY FOR ALL NOMINEES

FOR ALL EXCEPT

(See instructions below)

NOMINEES:

William S. McKiernan

John J. McDonnell, Jr.

Steven P. Novak

Richard Scudellari

Kenneth R. Thornton

FOR

AGAINST

ABSTAIN

2. To ratify the appointment of Ernst & Young LLP as the independent auditors for the Company for the year ending December 31, 2005.

3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted for Proposals 1 and 2.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder

Date:

Signature of Stockholder

Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.